November 23, 1998


VIA EDGAR
--------------------------------------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Peoples Benefit Life Insurance Company Separate Account V --
     Peoples Marquee Variable Annuity
     File No. 33-79502, 811-6564, CIK 884067
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Peoples Benefit Life Insurance Company Separate Account V, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies:
Variable Insurance Products Fund, Variable Insurance Products Fund II, Dreyfus Variable Investment Fund, T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc. and OCC Accumulation Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

 .  Variable Insurance Product Fund (CIK: 356494) filed August 21, 1998
 .  Variable Insurance Products Fund II (CIK: 831016) filed August 21, 1998
 .  Dreyfus Variable Investment Fund (CIK: 813383) filed August 24, 1998
 . T. Rowe Price International Series, Inc. (CIK: 918292) filed August 19, 1998 . T. Rowe Price Equity Series, Inc. (CIK: 918294)
     T. Rowe Price Equity Income Portfolio filed August 14, 1998
     T. Rowe Price New America Growth Portfolio filed August 18, 1998
 .  OCC Accumulation Trust (CIK: 923185) filed August 20, 1998

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Gregory E. Miller-Breetz

Gregory E. Miller-Breetz
Assistant General Counsel